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                                                                EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 6, 1997, relating to the financial statements of Meade Merger Corp., which appears in such Prospectus.


PRICE WATERHOUSE LLP

Costa Mesa, California
March 24, 1997